UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 19, 2019
Pharmagreen Biotech Inc.
(Exact name of registrant as specified in its charter)
Nevada	333-151350	26-1679929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2987 Blackbear Court, Coquitlam, British Columbia		V4E 3A2
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	702-803-9404
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under

Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PHBI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 1.01

Entry into a Material Definitive Agreement

Securities Purchase Agreement with Power Up Lending Group Ltd.

Effective September 19, 2019 Pharmagreen Biotech Inc. (“we”, “us”, “our”, the “Company”) entered into a securities purchase agreement dated September 17, 2019 with Power Up Lending Group Ltd. (“Power Up”).  Pursuant to the terms of the agreement, in consideration of $78,000, the Company issued to Power Up a convertible promissory note in the aggregate principal amount of $78,000.  The agreement contemplates that the parties may agree to the purchase and sale of additional convertible promissory notes upon the same terms and conditions in the aggregate amount of up to $1,250,000 during the 12 months ending September 17, 2020.

The note is due and payable 12 months following the issue date and bears interest at the rate of 10% per annum before maturity and 22% per annum after maturity.  The holder may, at its option, beginning March 17, 2020 and until payment of all outstanding principal and interest, convert all or any portion of the note into shares of the Company’s common stock at the price that is a 39% discount to the average of the two lowest trading prices during the 10 consecutive trading days prior to the conversion date.  The note is not subject to preemptive rights or similar rights of the Company’s shareholders, and no portion of the note may be converted that would result in Power Up holding in excess of 4.99% of the Company’s issued and outstanding securities.  Until the Company has satisfied its obligations under the note, it may not, without the consent of Power Up, dispose of assets except in the ordinary course of business.

The Company is entitled to prepay the convertible note at the rate of 120% during the 90 days following the issue date, 130% of the note between the 91st and 150th day following the issue date, and 133% during the period between the 151st day and the 180th day following the issue date.

Securities Purchase Agreement with EMA Financial, LLC

Effective October 1, 2019 the Company entered into a securities purchase agreement dated October 1, 2019 with EMA Financial, LLC. (“EMA”).  Pursuant to the terms of the agreement, in consideration of $78,000, the Company issued to EMA a senior convertible promissory note in the aggregate principal amount of $78,000.

The note is due and payable 12 months following the issue date and bears interest at the rate of 10% per annum before maturity and 24% per annum after maturity.  The holder may, at its option, until payment of all outstanding principal and interest, convert all or any portion of the note into shares of the Company’s common stock at the price that is the lower of (i) the lowest closing price of the common shares during the 10 trading days period ended on the latest complete trading day prior to October 1, 2019; and (ii) a 39% discount to the average of the two lowest trading prices during the 10 consecutive trading days immediately prior to and including the conversion date on which at least 100 shares of the Company’s common shares were traded.  However, if the closing price of the common shares at any time during the term falls below $0.83 (as appropriately and equitably adjusted for stock splits, stock dividends, stock contributions and similar events), then an additional 15% discount will be attributed to the conversion price for any and all conversions submitted thereafter.  The holder of the note shall be entitled to deduct $600.00 from the conversion amount in each notice of conversion to cover the holder’s legal fees associated with such conversion.

The Company is entitled to prepay the convertible note at the rate of 120% during the 60 days following the issue date, 130% of the note between the 61st and 1120th day following the issue date, 133% during the period between the 121st day and the 150th day following the issue date, and 135% during the period between the 151st day and the 180th day following the issue date.

The note is not subject to preemptive rights or similar rights of the Company’s shareholders, and no portion of the note may be converted that would result in EMA holding in excess of 4.99% of the Company’s issued and outstanding securities.  Until the Company has satisfied its obligations under the note, it may not, without the consent of EMA, declare or set apart funds for any dividends or other distributions, repurchase or redeem any securities of the Company, incur additional debt or encumber its assets except in the ordinary course of business, dispose of assets except in the ordinary course of business, or advance credit to any third party.

The Company is entitled to prepay the convertible note at the rate of 120% during the 90 days following the issue date, 130% of the note between the 91st and 150th day following the issue date, and 133% during the period between the 151st day and the 180th day following the issue date.

Second Securities Purchase Agreement with Power Up Lending Group Ltd.

Effective October 17, 2019, the Company entered into a second securities purchase agreement with Power Up.  Pursuant to the terms of the agreement, in consideration of $63,000, the Company issued to Power Up a convertible promissory note in the aggregate principal amount of $63,000.

The note is due and payable 12 months following the issue date and bears interest at the rate of 10% per annum before maturity and 22% per annum after maturity.  The holder may, at its option, beginning April 14, 2020 and until payment of all outstanding principal and interest, convert all or any portion of the note into shares of the Company’s common stock at the price that is a 39% discount to the average of the two lowest trading prices during the 10 consecutive trading days prior to the conversion date.  The note is not subject to preemptive rights or similar rights of the Company’s shareholders, and no portion of the note may be converted that would result in Power Up holding in excess of 4.99% of the Company’s issued and outstanding securities.  Until the Company has satisfied its obligations under the note, it may not, without the consent of Power Up, dispose of assets except in the ordinary course of business.

The Company is entitled to prepay the convertible note at the rate of 120% during the 90 days following the issue date, 130% of the note between the 91st and 150th day following the issue date, and 133% during the period between the 151st day and the 180th day following the issue date.

ITEM 3.02

Unregistered Sales Of Equity Securities.

Each issuance of a convertible promissory note to Power Up and EMA was made to one accredited investors(as that term is defined in Regulation D of the Securities Act of 1933) relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.
10.1	Securities Purchase Agreement dated September 17, 2019 with Power Up Lending Group Ltd.
10.2	Convertible Promissory Note dated September 17, 2019 with Power Up Lending Group Ltd.
10.3	Securities Purchase Agreement dated October 1, 2019 with EMA Financial, LLC.
10.4	Convertible Promissory Note dated October 1, 2019 with EMA Financial, LLC.
10.5	Securities Purchase Agreement dated October 17, 2019 with Power Up Lending Group Ltd.
10.6	Convertible Promissory Note dated October 17, 2019 with Power Up Lending Group Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMAGREEN BIOTECH INC.

/s/ Peter Wojcik
Peter Wojcik
President and Chief Executive Officer
Date:	November 8, 2019